Exhibit 10.15
Execution Copy
AMENDMENT AND WAIVER NO. 1 TO THE CREDIT AGREEMENT
          This Amendment and waiver No. 1 (this “Amendment”), dated as of September 19, 2007, among wci steel, inc. (formerly known as wci steel acquisition, inc), a Delaware corporation (“Borrower”), the Lenders party hereto and Citicorp USA, Inc., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), amends certain provisions of the Credit Agreement, dated as of May 1, 2006 (as amended, supplemented or otherwise modified from time to time, including previous amendments hereto, the “Credit Agreement”), among the Borrower, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuing banks (the “Issuers”), the Administrative Agent, JPMorgan Chase Bank, N.A., as syndication agent for the Lenders and Issuers and Wells Fargo Foothill, LLC, as documentation agent for the Lenders and the Issuers.
W I T N E S S E T H:
          WHEREAS, the Borrower has requested and the Requisite Lenders and the Administrative Agent have agreed to temporarily suspend the Borrower’s obligations to maintain certain Fixed Charge Coverage Ratios as more fully described in Section 5.1 (Minimum Fixed Charge Coverage Ratio); and
          WHEREAS, the Borrower has requested, and the Requisite Lenders and the Administrative Agent have agreed to certain amendments to and waivers of the Credit Agreement as set forth below.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:
            1. Defined Terms. Capitalized terms used herein and not defined herein but defined in the Credit Agreement are used herein as defined in the Credit Agreement.
            2. Amendments. Upon the occurrence of the First Amendment Effective Date (as defined in Section 4), the Credit Agreement is hereby amended as follows:
          (a) Section 1.1 of the Credit Agreement is hereby amended by inserting among the existing defined terms therein in alphabetical order the following defined terms:
          “Amendment No. 1 to the Credit Agreement” means that certain Amendment and Waiver No. 1 to the Credit Agreement, dated as of September 19, 2007, entered into among the Borrower, the Administrative Agent and the Lenders party thereto.
          “Project” means the purchase and installation and all ancillary actions in support thereof by the Borrower of a new walking slab beam reheat furnace at its facility located at 1040 Pine Avenue S.E., Warren, Ohio 44483-6258.
          “Project Debt Documents” means each document and instrument, evidencing or entered into in connection with or to guarantee the payment of certain loans, made by the Ohio Department of Development to the Borrower in connection with the Project.
          “Revised Commitment Letter” means that certain letter entered into by the Ohio Department of Development and the Borrower in connection with the Project, dated as of July 10, 2007 (attached hereto as Annex A).

               “Suspension Period” means the date that begins on September 19, 2007 through April 30, 2008.
          (b) Section 5.2 (Adjusted Available Credit) is hereby deleted in its entirety and replaced with the following:
          Section 5.2 Adjusted Available Credit
           The Borrower shall maintain on each day during the term of this Agreement Adjusted Available Credit of not less than $25,000,000, prior to the CBA Effective Date, and $15,000,000 thereafter, except during the Suspension Period during which period Adjusted Available Credit shall not be less than $20,000,000.
          (c) Section 8.1 (Indebtedness,) of the Credit Agreement is hereby amended by (x) deleting the word “and” appearing at the end of clause (n), (y) deleting the “.” appearing at the end clause (o) and inserting “; and” in lieu thereof and (z) inserting a new clause (p) after clause (o) which shall read as follows:
          (p) Unsecured Indebtedness arising under the Project Debt Documents, provided, however, that (x) the aggregate outstanding principal amount of all such unsecured Indebtedness shall not exceed $5,000,000 at any time and (y) such unsecured Indebtedness are substantially on terms and conditions set forth in the Revised Commitment Letter.
          3. Waiver. The Administrative Agent and the Requisite Lenders waive, solely during the Suspension Period, the Borrower’s obligations to comply with Section 5.1 (Minimum Fixed Charge Coverage Ratio).
          4. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the following conditions precedent have been satisfied:
          (a) Certain Documents. The Administrative Agent shall have received on or before the First Amendment Effective Date, all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:
                    (i) this Amendment, executed by the Borrower, the Administrative Agent and all Lenders constituting the Requisite Lenders; and
          (ii) such additional documentation as the Administrative Agent may reasonably require.
          (b) Representations and Warranties. Each of the representations and warranties made by the Borrower or the Guarantors in or pursuant to the Credit Agreement, as amended hereby, and the other Loan Documents to which any of the Borrower or the Guarantors is a party or by which the Borrower or the Guarantors are bound, shall be true and correct in all material respects on and as of the First Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date).

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          (c) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.
          (d) Fees and Expenses Paid. The Borrower shall have paid to the Administrative Agent (i) the amendment fee referred to in Section 8 and all costs and expenses referred to in Section 9 and (ii) in accordance with Section 11.3 of the Credit Agreement, all outstanding costs and expenses of the Administrative Agent, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent incurred prior to or otherwise in connection with this Amendment.
          5. Representations and Warranties. On and as of the date hereof, and as of the First Amendment Effective Date, after giving effect to this Amendment, the Borrower and each Guarantor represent and warrant as follows:
          (a) Each of the representations and warranties contained in Article IV of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to include this Amendment; and
          (b) No Default or Event of Default has occurred and is continuing.
          6. Continuing Effect; No other Amendments. Except as expressly amended hereby or waived herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are, and shall remain, in full force and effect. The amendments and consents contained herein shall not constitute an amendment or a waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.
          7. Loan Documents. This Amendment is deemed to be a “Loan Document” for the purposes of the Credit Agreement.
          8. Amendment Fees. As consideration for the execution of this Amendment, the Borrower agrees to pay on the First Amendment Effective Date to the Administrative Agent, for the account of each Lender signatory to this Amendment, an amendment fee equal to 0.15% of such Lender’s Revolving Credit Commitment then in effect.
          9. Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered pursuant hereto, including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.
          10. Project Documents.
          The Borrower shall, within 3 Business Days after the receipt of any fully executed Project Debt Document (or such later date as shall be acceptable to the Administrative Agent in its reasonable discretion), deliver such Project Debt Document to the Administrative Agent.

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          11. Governing Law; Counterparts; Miscellaneous.
          (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
          (b) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
          (c) Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.
          (d) From and after the First Amendment Effective Date, all references in the Credit Agreement to the “Agreement” shall be deemed to be references to such Agreement as modified hereby and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
[signature pages follow]

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          IN WITNESS WHEREOF, the undersigned parties have executed this Amendment and Waiver No. 1 to the Credit Agreement to be effective for all purposes as of the First Amendment Effective Date.

Borrower

WCI Steel, Inc., as Borrower

By:	/s/ Cynthia Bezik Name: Cynthia Bezik
Title: Vice President

Administrative Agent

Citicorp USA, Inc. as Administrative Agent, Swing Loan Lender and Lender

By:	/s/ David Jaffe Name: David Jaffe
Title: Vice President

Lenders

BANK OF AMERICA, N.A. as Lender

By:	/s/ Lawrence P. Garni Name: Lawrence P. Garni
Title: Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC. as Lender

By:	/s/ Evelyn Kusold Name: Evelyn Kusold
Title: Vice President

JPMORGAN CHASE BANK, N.A. as Lender

By:	/s/ Matthew A. Brewer Name: Matthew A. Brewer
Title: Assistant Vice President

LASALLE BUSINESS CREDIT, LLC as Lender

By:	/s/ Monirah Masud Name: Monirah Masud
Title: First Vice President

WELLS FARGO FOOTHILL, LLC as Lender

By:	/s/ Jennifer Fong Name: Jennifer Fong
Title: Assistant Vice President

CONSENT OF GUARANTORS
Dated as of September 19, 2007
          Each of the undersigned companies, as a Guarantor under the Guaranty dated May 1, 2006 (the “Guaranty”), in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have consented to this Amendment, as of the date first written above.

WCI STEEL METALLURGICAL SERVICES, INC., as Guarantor

By:	/s/ Cynthia Bezik Name: Cynthia Bezik
Title: Vice President

WCI STEEL PRODUCTION CONTROL SERVICES, INC., as Guarantor

By:	/s/ Cynthia Bezik Name: Cynthia Bezik
Title: Vice President

YOUNGSTOWN SINTER COMPANY, as Guarantor

By:	/s/ Cynthia Bezik Name: Cynthia Bezik
Title: Vice President

WCI STEEL SALES, L.P., as Guarantor

By:	/s/ Cynthia Bezik Name: Cynthia Bezik
Title: Vice President
[CONSENT TO AMENDMENT AND WAIVER NO. 1 TO THE CREDIT AGREEMENT]